UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 27, 2005

Advance America, Cash Advance Centers, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32363	58-2332639
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

135 North Church Street
Spartanburg, South Carolina 29306

(Address of principal executive offices) (Zip Code)

(864) 342-5600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On October 27, 2005, the Board of Directors (the “Board”) of Advance America, Cash Advance Centers, Inc. (the “Company”), on the recommendation of the Compensation Committee of the Board, approved the grant to Kenneth E. Compton, the Company’s new President and Chief Executive Officer, of a nonqualified stock option for 700,000 shares of the Company’s common stock, par value $.01 per share (the “Common Stock”), and a grant of 250,000 restricted shares of Common Stock.  These awards were made in connection with finalizing discussions with Mr. Compton regarding his joining the Company as its President and Chief Executive Officer and as an inducement to his decision.

The options granted to Mr. Compton have an exercise price of $12.11 per share, which is the average of the highest and lowest reported stock price of the Company’s Common Stock on the date of the grant.  The options will vest in eight equal annual installments, beginning on the first anniversary of the grant, and are subject to forfeiture if Mr. Compton’s employment is terminated in certain circumstances.  A copy of the Nonqualified Stock Option Agreement governing this option grant to Mr. Compton is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.  The 250,000 restricted shares of Common Stock granted to Mr. Compton also vest in eight equal annual installments, beginning on the first anniversary of the grant.  If Mr. Compton’s employment is terminated for any reason other than death, the unvested shares of restricted stock will be forfeited by Mr. Compton.  A copy of the Restricted Stock Agreement governing the restricted stock grant to Mr. Compton is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.  Both this stock option grant and this restricted stock grant are outside the terms of the Company’s existing 2004 Omnibus Stock Plan (the “Stock Plan”).

Additionally, on October 27, 2005, the Board of the Company, on the recommendation of the Compensation Committee of the Board, approved the grant to Mr. John I. Hill, the Company’s Executive Vice President and Chief Financial Officer, of a nonqualified stock option for 250,000 shares of Common Stock pursuant to the Stock Plan.  These options have an exercise price of $12.11 per share, which is the average of the highest and lowest reported stock price of the Company’s Common Stock on the day of the grant.  The options will vest in eight equal annual installments, beginning on the first anniversary of the grant, and are subject to forfeiture in certain circumstances if Mr. Hill’s employment is terminated.  A copy of the form of the Nonqualified Stock Option Agreement under the Stock Plan is filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.  The Stock Plan was previously adopted by the Board and approved by the stockholders of the Company.  The Company has previously filed a copy of the Stock Plan with the Securities and Exchange Commission.

Item 9.01.  Financial Statements and Exhibits.

(c)  Exhibits.

Exhibit Number	Description
10.1	Nonqualified Stock Option Agreement between the Company and Kenneth E.

Compton, dated as of October 27, 2005.
10.2	Restricted Stock Agreement between the Company and Kenneth E. Compton, dated as of October 27, 2005
10.3	Form of Nonqualified Stock Option Agreement under the Advance America, Cash Advance Centers, Inc. 2004 Omnibus Stock Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:             November 2, 2005

ADVANCE AMERICA, CASH ADVANCE CENTERS, INC.

By:	/s/ John I. Hill
John I. Hill
Executive Vice President and
Chief Financial Officer

Exhibit
Number	Description

10.1	Nonqualified Stock Option Agreement between the Company and Kenneth E. Compton, dated as of October 27, 2005.

10.2	Restricted Stock Agreement between the Company and Kenneth E. Compton, dated as of October 27, 2005.

10.3	Form of Nonqualified Stock Option Agreement under the Advance America, Cash Advance Centers, Inc. 2004 Omnibus Stock Plan.